UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 30, 2021

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38402 (Commission File Number)	26-3509845 (IRS Employer Identification No.)

1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 888-9779

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, to date, HotPlay Enterprise Limited (“HotPlay”) has loaned Monaker Group, Inc. (“Monaker”, the “Company”, “we” and “us”) $15 million pursuant to the terms of the HotPlay Exchange Agreement (defined in Item 2.01, below)(collectively, the “HotPlay Loans”), pursuant to which HotPlay was required to have at least $15 million in cash on hand as of the closing of such HotPlay Exchange Agreement, less amounts loaned to the Company. The HotPlay Loans are evidenced by Convertible Promissory Notes (collectively, the “HotPlay Notes”), which have an interest rate of 1% per annum.

The HotPlay Notes were to be automatically forgiven by HotPlay in the event the HotPlay Exchange Agreement was terminated in certain situations and to automatically convert into fully paid and nonassessable shares of the Company’s common stock at a conversion price of $2.00 per share, subject to certain limitations, in the event the HotPlay Exchange Agreement was terminated in certain other situations.

The HotPlay Notes were automatically forgiven by HotPlay as intracompany loans upon the closing of the HotPlay Exchange Agreement, effective on June 30, 2021, as discussed in Item 2.01, below.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As disclosed in greater detail in the Current Report on Form 8-K filed by the Company with the SEC on July 23, 2020, on July 23, 2020, the Company entered into a Share Exchange Agreement (as amended by the first amendment thereto dated October 28, 2020, as disclosed in the Current Report on Form 8-K filed with the SEC on October 29, 2020, the second amendment thereto dated November 12, 2020, as disclosed in the Current Report on Form 8-K filed with the SEC on November 18, 2020, the third amendment thereto dated January 6, 2021, as disclosed in the Current Report on Form 8-K filed with the SEC on January 11, 2021, and the fourth amendment thereto dated February 22, 2021, as disclosed in the Current Report on Form 8-K filed with the SEC on February 26, 2021, the “HotPlay Exchange Agreement” and the transactions contemplated therein, the “HotPlay Share Exchange”) with HotPlay and the stockholders of HotPlay (the “HotPlay Stockholders”).

Pursuant to the HotPlay Exchange Agreement, the HotPlay Stockholders agreed to exchange 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company following the closing of the transactions contemplated therein) for 52 million shares of the Company’s common stock (the “HotPlay Shares”), subject to various closing conditions, including the approval of such transactions by the stockholders of the Company (which approval was received on April 7, 2021) and the approval of The NASDAQ Capital Market for the continued listing of the Company’s common stock following the closing of the HotPlay Exchange Agreement, which approval was subsequently received.

We closed the acquisition of HotPlay contemplated by the HotPlay Share Exchange effective on June 30, 2021 (the “Closing”). The 52,000,000 shares of the Company’s common stock due to the HotPlay Stockholders were issued effective June 30, 2021. In connection with the closing, we acquired 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company).

Moving forward, the Company plans to continue its transition to a travel, cryptocurrency, and an in-game advertising company.

The HotPlay Exchange Agreement and the material terms thereof are described in greater detail in the Definitive Schedule 14A Proxy Statement filed by the Company with the Securities and Exchange Commission on March 4, 2021 (the “Proxy Statement”), under the heading “The HotPlay Exchange Agreement”, beginning on page 143, which information is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the closing of the HotPlay Exchange Agreement, we issued 52 million shares of common stock to the former stockholders of HotPlay.

The closing of the HotPlay Exchange Agreement also triggered the automatic conversion of the Company’s outstanding Series B Convertible Preferred Stock and Series C Convertible Preferred Stock into common stock of the Company. Specifically, effective June 30, 2021, the 10,000,000 shares of outstanding Series B Convertible Preferred Stock and 3,828,500 shares of outstanding Series C Convertible Preferred Stock automatically converted into 7,417,700 and 3,828,500 shares of common stock of the Company, respectively, in accordance with the terms of such preferred stock (the “Preferred Conversion”).

We claim an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), for the issuance of the shares of common stock to the HotPlay stockholders, since the transaction did not involve a public offering, the recipients are “accredited investors”, and acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom and are further subject to the terms of the escrow agreement. The securities are not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

We claim an exemption from registration provided by Section 3(a)(9) of the Securities Act for the Preferred Conversion, as the preferred stock was exchanged by us with our existing security holders in a transaction where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Item 5.01. Changes in Control of Registrant.

As a result of the Closing, a change of control of the Company occurred, with the former stockholders of HotPlay obtaining control over the Company. The former stockholders of HotPlay and the former holders of our Series B Convertible Preferred Stock and Series C Convertible Preferred Stock hold 72.6% of our 87,100,403 issued and outstanding shares of common stock following the Closing.

Specifically, in connection with the Closing, and the issuance of shares of common stock of the Company in connection therewith and the Preferred Conversion, effective June 30, 2021, Ms. Nithinan Boonyawattanapisut and Mr. J. Todd Bonner, husband and wife, became the largest shareholders of the Company, beneficially owning 31,117,544 shares of common stock or 35.7% of the Company’s then outstanding common stock (through Ms. Boonyawattanapisut’s control of Red Anchor Trading Corporation, which holds 27,213,606 of such shares of record and Cern One Limited, which holds 3,562,208 shares of common stock, and an additional 314,230 shares of common stock held by Ms. Boonyawattanapisut directly and 27,500 shares held by Mr. Bonner, directly). Separately, Jwanwat Ahriyavraromp and Pornsinee Chalermrattawongz, each beneficially own the 21,966,667 shares of common stock held by Tree Roots Entertainment Group, Ltd. and the 3,533,333 shares of common stock held by Dee Supreme Company Limited, issued in connection with the Closing, due to their status as directors of such entities, which in aggregate total 29.3% of the Company’s outstanding shares of common stock following the Closing.

The description of the HotPlay Exchange Agreement described in, and incorporated by reference in, Item 2.01, above, is incorporated by reference into this Item 5.01 in its entirety.

Pursuant to the terms of the HotPlay Share Exchange, the former HotPlay stockholders, had certain appointment rights as to officers of the Company and directors of the Company, which were exercised in connection with the appointment of the officers and directors of the Company described in Item 5.02 below. Such rights are described in greater detail in the Proxy Statement under “Management Following the HotPlay Share Exchange”, beginning on page 259, which incorporation is incorporated by reference herein.

Except in connection with the HotPlay Share Exchange, and in connection with the Voting Agreement, described in greater detail in the Proxy Statement under “Agreements Related to the HotPlay Share Exchange—Director Voting Agreement” beginning on page 173 of the Proxy Statement, no arrangements or understandings exist among present or former controlling shareholders with respect to the election of members of the Board of Directors of the Company, and, to the knowledge of the Company, no other arrangements exist that might result in a change of control of the Company.

The HotPlay Exchange Agreement and the material terms thereof are described in greater detail in the Proxy Statement under the heading “The HotPlay Exchange Agreement”, beginning on page 143, which information is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) and (d)

Changes to Executive Officers and Directors

Effective upon the Closing of the HotPlay Share Exchange, the April 7, 2021, resignations of Mr. Pasquale “Pat” LaVecchia, Mr. Doug Checkeris, Mr. Rupert Duchesne, Mr. Robert “Jamie” Mendola, Jr. and Ms. Alexandra C. Zubko, which were to be effective upon the Closing, as previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 9, 2021, became effective and such persons were deemed to have resigned from the Board of Directors of the Company. In addition, Mr. Simon Orange, a then member of the Board of Directors, resigned as a director of the Company effective on June 30, 2021. Mr. William Kerby and Mr. Donald P. Monaco, remained as members of the Board of Directors following the Closing.

In connection with the Closing of the HotPlay Share Exchange, and pursuant to the terms thereof, the Company’s Board of Directors approved the increase in the number of directors from eight (8) to nine (9) and upon the Closing of the HotPlay Share Exchange, each of Mr. J. Todd Bonner, Ms. Nithinan Boonyawattanapisut (the spouse of Mr. Bonner), Mr. Komson Kaewkham, Mr. Athid Nanthawaroon, Mr. Yoshihiro Obata, Ms. Stacey Riddell, and Ms. Carmen L. Diges were appointed to serve as members of the Board of Directors of the Company joining William Kerby and Donald Monaco who remained on the Board of Directors following the Closing.

The biographical and related information for Mr. J. Todd Bonner, Ms. Nithinan Boonyawattanapisut, Mr. Komson Kaewkham, Mr. Athid Nanthawaroon, Mr. Yoshihiro Obata, and Ms. Stacey Riddell is included in the Proxy Statement under “Management Following the HotPlay Share Exchange”, beginning on page 259, which incorporation is incorporated by reference herein, and the biographical information for Ms. Carmen L. Diges is provided below.

Mr. J. Todd Bonner and Mr. Donald Monaco were appointed as Co-Chairpersons of the Board of Directors following the Closing.

Certain of the new members of the Board of Directors were also appointed as members of the Committee of the Board of Directors, as discussed in further detail below.

The Board of Directors determined that Mr. Komson Kaewkham, Mr. Yoshihiro Obata, Ms. Stacey Riddell, and Ms. Carmen L. Diges, were “independent” pursuant to the rules of the NASDAQ Capital Market.

Mr. J. Todd Bonner, Ms. Nithinan Boonyawattanapisut, Mr. Komson Kaewkham, Mr. Athid Nanthawaroon, Mr. Yoshihiro Obata, Ms. Stacey Riddell, and Ms. Carmen L. Diges are not party to any material plan, contract or arrangement (whether or not written) with the Company and there are no arrangements or understandings between Mr. J. Todd Bonner, Ms. Nithinan Boonyawattanapisut, Mr. Komson Kaewkham, Mr. Athid Nanthawaroon, Mr. Yoshihiro Obata, Ms. Stacey Riddell, and Ms. Carmen L. Diges and any other person pursuant to which they were selected to serve as a director of the Company, nor are they a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, except as previously disclosed in the Proxy Statement under “Related Party Transactions of Directors, Executive Officers and Related Parties of the Combined Company”, beginning on page 264 of the Proxy Statement and/or in connection with the terms of HotPlay Exchange Agreement, described in greater detail in the Proxy Statement under the heading “The HotPlay Exchange Agreement”, beginning on page 143, which information is incorporated by reference in this Item 5.02.

There are no family relationships between any director or executive officer of the Company, except that Ms. Boonyawattanapisut and Mr. Bonner are husband and wife.

Biographical information for Ms. Carmen L. Diges is set forth below:

Carmen L. Diges, age 51

Ms. Diges is a senior attorney, corporate and government advisor, and international entrepreneur, with over 20 years’ experience across various public and private sectors. Since August 2014, Ms. Diges has served as Principal at her own law firm, REVlaw. From November 2011 through July 2014, Ms. Diges served as a Partner at the law firm of Miller Thomson LLP. Prior thereto, from May 2004 to October 2011, Ms. Diges served as a Partner at the law firm of McMillan LLP. Ms. Diges currently serves as a Director of several private companies. Ms. Diges has served as the General Counsel/Corporate Secretary of McEwen Mining Inc. (NYSE:MUX), since August 2015.

Previously, Ms. Diges has been in private practice in various leadership roles and as partner of various Toronto law firms including the prominent firms McMillan LLP and Miller Thompson LLP. Ms. Diges holds a CFA Charter, a Master of Laws (Tax) from Osgoode Hall Law School in Toronto, a Bachelor of Laws from Dalhousie Law School in Halifax, as well as a Bachelor of Arts from the University of Toronto.

Ms. Diges strong background in the legal and corporate industry, make her well qualified to serve on the Board of Directors in the determination of the Board.

Further, upon the Closing of the HotPlay Share Exchange, the Board of Directors confirmed the following appointments as executive officers of the Company:

Officer	Position
Nithinan Boonyawattanapisut	Co-Chief Executive Officer of the Company and Chief Executive Officer – HotPlay
William Kerby	Co-Chief Executive Officer of the Company
J. Todd Bonner	Chief Executive Officer – LongRoot, Inc.
Timothy Sikora	Chief Operating Officer and Chief Information Officer of Nexttrip
Sirapop “Kent” Taepakdee	Chief Financial Officer of the Company
Mark Vange	Chief Technology Officer of the Company

Each of the biographical information of Mr. Bonner, Ms. Boonyawattanapisut, Mr. Kerby (who served as sole Chief Executive Officer of the Company prior to the Closing), Mr. Sikora (who served as Chief Operating Officer and Chief Information Officer of the Company prior to the Closing), Mr. Taepakdee (who served as Chief Financial Officer of the Company prior to the Closing) and Mr. Vange, are included in the Proxy Statement under “Management Following the HotPlay Share Exchange”, beginning on page 259, which incorporation is incorporated by reference in this Item 5.02. Mr. Kerby remains as the Principal Executive Officer of the Company and Mr. Taepakdee remains as the Principal Accounting/Financial Officer of the Company following the Closing.

Also on June 30, 2021, the Board of Directors adopted a Litigation Committee Charter and established a Litigation Committee, consisting of three directors. The duties of the Litigation Committee are to (1) consult with management and counsel to discuss the initiation of any dispute between the Company and a third party (a “Dispute”) by the Company prior to its commencement or the settlement of any Dispute or to its resolution; (2) consult with management and counsel following the initiation of a Dispute by a third party or an overture by a third party to settle a Dispute; (3) consult with management and outside counsel regarding the strategy for the management, prosecution and resolution of all Disputes; (4) periodically receive updates on the status of all Disputes; and (5) receive immediate updates on any significant developments with respect to a Dispute, and consult with management and outside counsel on an appropriate course of action with respect to such development.

Effective at Closing, the Board of Directors appointed the following members of the Board of Directors to serve on the committees set forth below.

Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Litigation Committee
J. Todd Bonner (1) (2)
Nithinan Boonyawattanapisut (2)
Komson Kaewkham (2)		M	M	M
William Kerby
Donald P. Monaco (1)	C	M
Athid “Tom” Nanthawaroon (2)
Yoshihiro Obata (2)		C		M
Carmen Diges (2)	M			C
Stacey Riddell (2)	M		C

(1) Co-Chair of the Board of Directors.

(2) New Directors.

(C) Chair of the Committee.

(M) Member of the Committee.

(e)

Effective upon the Closing, the number of shares of common stock available for future issuance under the Company’s 2021 Equity Compensation Plan (the “2021 Plan”), which was to be equal to 15% of the Company’s total outstanding shares of common stock following the Closing, was set at 13,065,060 shares of common stock. The material terms of the 2021 Plan were described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 4, 2021 under the caption “Proposal No. 5 – Approval and Adoption of the 2021 Equity Incentive Stock Plan and the Material Terms Thereof”.

Item 8.01. Other Events.

On July 7, 2021, the Company issued a press release announcing the Closing. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Forward- Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act, as amended. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K filed with the SEC on May 29, 2020 and in our other filings with the SEC, including, without limitation, our reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(a)        Financial Statements of Businesses Acquired

The financial statements of HotPlay, to the extent required to be disclosed pursuant to this Item 9.01, will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)        Pro Forma Financial Information

Pro forma financial information relative to acquisition of HotPlay, to the extent required to be disclosed pursuant to this Item 9.01, will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit Number	Description
99.1**	Press Release dated July 7, 2021

** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: July 7, 2021	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Co-Chief Executive Officer